Exhibit 10.14

CETUS CAPITAL ACQUISITION CORP.

MKDWELL TECH INC.

PROMISSORY NOTE

$862,500	July [26], 2024

FOR VALUE RECEIVED, Cetus Capital Acquisition Corp., a Delaware corporation, (herein called the “Company”) as well as MKDWELL Tech Inc., a British Virgin Islands business company (“Pubco” and together with the Company, the “Debtors”) hereby promise to pay to EF Hutton LLC (herein called the “Holder”), the principal sum of eight-hundred sixty two thousand, and five hundred dollars ($862,500). In the event the full principal amount of this Note is not paid by the Maturity Date, this Note shall bear interest at a rate of ten percent (10%) per annum until the principal amount is repaid to Holder. The principal amount of this Note shall be payable in cash by the date that is five (5) calendar days following the closing of a business combination involving the Company and Pubco, currently targeted for a closing date of August 5, 2024 (the “Maturity Date”).

Payments hereunder shall be made at such place as the holder hereof shall designate to the undersigned, in writing, in lawful money of the United States of America. Any payment which becomes due on a Saturday, Sunday or legal holiday shall be payable on the next business day.

This Note may be prepaid by the Debtors in whole or in part at any time or from time to time without penalty or premium. The obligations of the Debtors and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

The Debtors for themselves and their successors and assigns hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or endorsement of this Note, and agree that this Note shall be deemed to have been made under, and shall be interpreted and governed by reference to, the laws of the State of New York. The Debtors for themselves and their successors hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Promissory Note shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereto covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them by electronic mail at [ ], with a copy to [ ], personally or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York, New York. The Debtors for themselves and their successors expressly and irrevocably waive any claim or defense that any such jurisdiction in New York, New York is not a convenient forum for any such suit or proceeding.

Except as expressly agreed in writing by the Holder, no extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note shall release, discharge, modify, change or affect the liability of the Debtors under this Note.

All of the covenants, stipulations, promises and agreements made by or contained in this Note on behalf of the undersigned shall bind its successors, whether so expressed or not.

No failure on the part of the Holder to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of such rights preclude any other or further exercise thereof or the exercise of any other right.

THE DEBTORS ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

It is the intention of the Debtors and the Holder that all payments due hereunder will be treated for accounting and tax purposes as indebtedness of the Debtors to the Holder. Each of the Debtors and the Holder agrees to report such payments due hereunder for the purposes of all taxes in a manner consistent with such intended characterization.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

[signature page of Note follows]

IN WITNESS WHEREOF, the Company and Pubco have caused this Note to be signed in its corporate name by a duly authorized officer as of the date hereinabove set forth.

CETUS CAPITAL ACQUISITION CORP.

By:	/s/ Chung-Yi Sun
Name:	Chung-Yi Sun
Title:	Chief Executive Officer

MKDWELL TECH INC.

By:	/s/ Ming-Chia Huang
Name:	Ming-Chia Huang
Title:	Director

EF HUTTON LLC

By:	/s/ Stephanie Hu
Name:	Stephanie Hu
Title:	Co-head of Investment Banking, Supervisory Principal